NEW COVENANT FUNDS

New Covenant Growth Fund
(the "Fund")

Supplement Dated July 17, 2015
to the Prospectus dated October 31, 2014

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Sub-Adviser

In the chart under the heading "Sub-Advisers and Portfolio Managers," in the Fund Summary for the Fund, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with Fund	Title with Sub-Adviser
Coho Partners, Ltd.	Peter A. Thompson	Since 2015	Partner, CIO
	Brian L. Kramp, CFA	Since 2015	Partner, Portfolio Manager & Research Analyst

In addition, under the heading "Growth Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Investment Adviser and Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

Coho Partners, Ltd.: Coho Partners, Ltd. (Coho), located at 300 Berwyn Park, 801 Cassatt Road, Suite 100, Berwyn, Pennsylvania 19312, serves as a Sub-Adviser to a portion of the assets of the New Covenant Growth Fund. A team of investment professionals manages the portion of the New Covenant Growth Fund's assets allocated to Coho. Peter A. Thompson graduated from Princeton University, with a Bachelor of Arts Degree in Economics, and received his MBA from the University of Virginia's Colgate Darden School of Business Administration. Mr. Thompson joined Kidder, Peabody & Company in 1983. His career moved from sales to research and ultimately to a position of oversight on the Stock Selection Committee and Investment Policy Committee for the firm. In 1989, Mr. Thompson joined the investment-counseling firm of Cooke & Bieler where he oversaw a wide range of research and portfolio responsibilities. In addition to managing stand-alone, separate account portfolios, he played an integral role in the development of three of the firm's mutual funds for which he was also a portfolio manager. In 1999, Mr. Thompson founded Coho where he is a partner, the chief investment officer and serves on the firm's Investment Committee. Brian L. Kramp, CFA, graduated from Muhlenberg College with a Bachelor of Arts Degree in Business Administration and Accounting. He began his investment career as a financial advisor for a regional brokerage firm in Allentown, PA in 1983. Mr. Kramp joined Meridian Bank as a personal trust investment officer in 1985, where he focused on managing individual and institutional accounts. In 1987, he progressed to analyst/portfolio manager for Meridian Investment Company, managing or co-managing several equity funds. Mr. Kramp joined Miller, Anderson, and Sherrerd/Morgan Stanley in 1997 in the role of analyst/portfolio manager. He rose to the position of executive director and enjoyed significant responsibilities at senior levels of portfolio management, equity research and client service on the large cap core and value equity teams. Mr. Kramp joined Coho in June, 2006, where he is a partner, a portfolio manager and research analyst. He serves on the firm's Investment Committee.

There are no further changes to the portfolio management of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-958 (7/15)

NEW COVENANT FUNDS

New Covenant Growth Fund
(the "Fund")

Supplement Dated July 17, 2015
to the Statement of Additional Information ("SAI") dated October 31, 2014

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Sub-Adviser

Under the heading "The Sub-Advisers," under the section entitled "The Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

COHO PARTNERS, LTD.—Coho Partners, Ltd. ("Coho") serves as a Sub-Adviser to a portion of the assets of the New Covenant Growth Fund. Coho is 100% employee owned.

In addition, under the heading "Portfolio Management," in the section entitled "The Adviser and Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

Coho

Compensation. SIMC pays Coho a fee based on the assets under management of the New Covenant Growth Fund as set forth in an investment sub-advisory agreement between Coho and SIMC. Coho pays its professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the New Covenant Growth Fund. Coho's investment professionals receive a fair salary. Bonuses, when issued, are determined based on the overall performance of the firm. No compensation is paid based on the pre-tax or after-tax performance of any single account or group of accounts. The following information relates to the period ended March 31, 2015.

Ownership of Fund Shares. As of March 31, 2015, Coho's portfolio managers did not beneficially own any shares of the New Covenant Growth Fund.

Other Accounts. As of March 31, 2015, in addition to the New Covenant Growth Fund, Coho's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Peter A. Thompson	1	$219.3	0	$0.0	61	$1,068.6
Brian L. Kramp, CFA	1	$219.3	0	$0.0	15	$653.7

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices as the Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund. To address and manage these potential conflicts of interest, Coho has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-959 (7/15)